SCHEDULES FOR COMPUTATION OF PERFORMANCE QUOTATIONS

Fund name: Putnam Income Fund -- Class A Shares
Fiscal period ending: October 31, 1996
Inception date (if less than 10 years of performance):


TOTAL RETURN

Formula  --  Average Annual Total Return:  ERV = P(1+T)^n

n   =  Number of Time Periods    1 Year    5 Years      10 Years*

P   =  Initial Investment        $1,000    $1,000       $1,000

ERV =  Ending Redeemable Value   $1,011    $1,440       $2,224

T   =  Average Annual
       Total Return              1.07%     7.56%        8.32%*

              *Life of fund, if less than 10 years

YIELD

Formula:

                  Interest + Dividends - Expenses
  2 (-------------------------------------------------- +1)(6) -1
                    POP x Average shares


Interest and Dividends         $6,280,396

Expenses                       $956,176

Reimbursement                  $0

Average shares                 147,661,304

NAV                            $7.02

Sales Charge                   4.75%

POP                            $7.37

Yield at POP                   5.97%

      SCHEDULES FOR COMPUTATION OF PERFORMANCE QUOTATIONS

Fund name: Putnam Income Fund -- Class B Shares
Fiscal period ending: October 31, 1996
Inception date (if less than 10 years of performance):
                               March 1, 1993

TOTAL RETURN

Formula  --  Average Annual Total Return:    ERV = P(1+T)^n

n   =  Number of Time Periods    1 Year      5 Years   10 Years*

P   =  Initial Investment        $1,000      N/A         $1,000

ERV =  Ending Redeemable Value   $1,004      N/A         $1,209

T   =  Average Annual
       Total Return              0.36%       N/A         5.32%*

              *Life of fund, if less than 10 years

YIELD

Formula:

                  Interest + Dividends - Expenses
  2 (-------------------------------------------------- +1)(6) -1
                    POP x Average shares


Interest and Dividends         $2,048,421

Expenses                       $518,737

Reimbursement                  $0

Average shares                 48,369,960

NAV                            $6.99

Maximum Contingent Deferred
    Sales Charge               5.0%

Yield at NAV                   5.52%

      SCHEDULES FOR COMPUTATION OF PERFORMANCE QUOTATIONS

Fund name: Putnam Income Fund -- Class M Shares
Fiscal period ending: October 31 1996
Inception date (if less than 10 years of performance):
                               December 14, 1994

TOTAL RETURN

Formula  --  Average Annual Total Return:  ERV = P(1+T)^n

n   =  Number of Time Periods    1 Year    5 Years      10 Years*

P   =  Initial Investment        $1,000    N/A          $1,000

ERV =  Ending Redeemable Value   $1,024    N/A          $1,183

T   =  Average Annual
       Total Return              2.43%     N/A          9.34%*

              *Life of fund, if less than 10 years

YIELD

Formula:

                  Interest + Dividends - Expenses
  2 (-------------------------------------------------- +1)(6) -1
                    POP x Average shares


Interest and Dividends         $111,248

Expenses                       $20,375

Reimbursement                  $0

Average shares                 2,635,405

NAV                            $6.99

Sales Charge                   3.25%

POP                            $7.22

Yield at POP                   5.80%

      SCHEDULES FOR COMPUTATION OF PERFORMANCE QUOTATIONS

Fund name: Putnam Income Fund -- Class Y Shares
Fiscal period ending:  October 31, 1996
Inception date (if less than 10 years of performance):
                               June 16, 1994

TOTAL RETURN

Formula  --  Average Annual Total Return:    ERV = P(1+T)^n

n   =  Number of Time Periods    1 Year      5 Years   10 Years*

P   =  Initial Investment        $1,000      N/A        $1,000

ERV =  Ending Redeemable Value   $1,063      N/A        $1,236

T   =  Average Annual
       Total Return              6.31%       N/A        9.30%*

              *Life of fund, if less than 10 years

YIELD

Formula:

                  Interest + Dividends - Expenses
  2 (-------------------------------------------------- +1)(6) -1
                    POP x Average shares


Interest and Dividends         $815,631

Expenses                       $96,691

Reimbursement                  $0

Average shares                 19,155,779

NAV                            $7.02

Yield at NAV                   6.53%